UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22225

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

(Exact name of registrant as specified in charter)

Arden Asset Management LLC

375 Park Avenue, 32nd Floor

New York, NY 10152

(Address of principal executive offices) (Zip code)

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-751-5252

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Item 1.	Reports to Stockholders.

ARDEN SAGE MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.L.C.

Financial Statements

For the year ended March 31, 2015

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

For a description of the portfolio holdings of the Master Fund (as defined in Note 1), into which the Fund invests substantially all of its assets, please see the attached financial statements of the Master Fund, which should be read in conjunction with the financial statements of the Fund.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund and Master Fund use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund and Master Fund voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and

Members of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the “Fund”) as of March 31, 2015 and the related statements of operations and cash flows for the year then ended, the statement of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, present fairly, in all material respects, the financial position of Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. as of March 31, 2015, the results of its operations and its cash flows for the year then ended, the statement of changes in members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 27, 2015

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Statement of Assets and Liabilities

March 31, 2015

Assets
Investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	$22,167,459
Receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	140,000
Cash	56,851
Due from Adviser	6,334

Total assets	22,370,644

Liabilities
Redemptions payable	107,714
Professional fees payable	35,371
Board of Managers’ fees payable	1,125
Administration fees payable	150
Other accrued expenses	834

Total liabilities	145,194

Net Assets	$22,225,450

Members’ Capital
Net capital	$15,217,965
Accumulated net investment loss	(1,966,356)
Accumulated net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	8,019,992
Accumulated deferred income taxes	(31,362)
Net unrealized appreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	985,211

Members’ Capital	$22,225,450

Net Asset Value Per Unit (based on 16,368* units outstanding)	$1,357.83

*	Units are rounded to nearest whole number.

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Statement of Operations

For the year ended March 31, 2015

Net Investment Loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Interest income	$137
Expenses	(246,410)

Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	(246,273)

Fund Expenses
Professional and other fees	53,832
Registration fees	10,811
Printing fees	15,204
Board of Managers’ fees	4,500
Administration fees	553
Other expenses	4,064

Total fund expenses	88,964
Fund expenses reimbursed	(20,344)

Net Expenses	68,620

Net Investment Loss	(314,893)

Realized and Unrealized Gains (Losses) on Operations allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.
Net realized gain on investment	2,568,105
Net change in unrealized appreciation on investment	(1,033,820)

Net realized and unrealized gains on investments allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	1,534,285

Net increase in Members’ Capital derived from operations	$1,219,392

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Statements of Changes in Members’ Capital

	For the year ended	For the year ended
	March 31, 2015	March 31, 2014
From Operations
Net investment loss*	$(314,893)	$(328,640)

Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	2,568,105	3,093,605
Net change in unrealized appreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(1,033,820)	(640,518)

Net realized and unrealized gains	1,534,285	2,453,087

Net increase in Members’ Capital derived from operations	1,219,392	2,124,447

Members’ Capital Transactions	(2,154,285)	(4,204,475)

Redemptions of Units	(2,154,285)	(4,204,475)

Net Decrease in Members’ Capital	(934,893)	(2,080,028)
Members’ Capital at Beginning of Year	23,160,343	25,240,371

Members’ Capital at End of Year	$22,225,450	$23,160,343

Accumulated Net Investment Loss	$(1,966,356)	$(1,651,463)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Statement of Cash Flows

For the year ended March 31, 2015

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from operations	$1,219,392
Adjustments to reconcile net increase in Members’ Capital derived from operations to cash provided by operating activities:
Payment for purchases of Arden Sage Multi-Strategy Master Fund, L.L.C.	(95,000)
Proceeds from sales of Arden Sage Multi-Strategy Master Fund, L.L.C.	2,305,000
Net change in unrealized appreciation on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	1,033,820
Net realized gain on investment in Arden Sage Multi-Strategy Master Fund, L.L.C.	(2,568,105)
Net investment loss allocated from Arden Sage Multi-Strategy Master Fund, L.L.C.	246,273
Decrease in receivable from Arden Sage Multi-Strategy Master Fund, L.L.C.	2,160,000
Increase in due from Adviser	(6,334)
Increase in professional fees payable	2,045
Decrease in Board of Managers’ fees payable	(975)
Increase in administration fees payable	1,000
Increase in other accrued expenses	417

Net cash provided by operating activities	4,297,533

Cash Flows from Financing Activities
Redemption of Units	(4,281,273)

Net cash used in financing activities	(4,281,273)

Net increase in cash	16,260
Cash, beginning of year	40,591

Cash, end of year	$56,851

Supplemental schedule of non-cash financing activities:
Redemptions payable	$107,714

Supplemental schedule of non-cash activities:
Reinvestment of dividends received	$3,082,492

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Financial Highlights

	For the year ended March 31, 2015		For the year ended March 31, 2014		For the year ended March 31, 2013		For the year ended March 31, 2012		For the year ended March 31, 2011
Per Unit Operating Performance(5)(6)
Beginning net asset value	$1,286.07		$1,179.01		$1,143.33		$1,176.44		$1,124.59

Income/(loss) from operations*:
Net investment loss	(18.29)		(16.26)		(13.20)		(13.15)		(13.01)
Net realized and unrealized appreciation (depreciation) from Arden Sage Multi-Strategy Master Fund, L.L.C.	90.05		123.32		48.88		(19.96)		64.86

Net change in net assets resulting from operations	71.76		107.06		35.68		(33.11)		51.85

Ending net asset value	$1,357.83		$1,286.07		$1,179.01		$1,143.33		$1,176.44

Total Return	5.58%		9.08%		3.12%		-2.81%		4.61%
Net assets, end of year (000s)	$22,225		$23,160		$25,240		$38,370		$38,548
Ratios to Average Net Assets(4)(5)
Expenses, before waivers and reimbursements (1)	1.48%		1.32%		1.22%		1.66%		1.46%
Expenses, net of waivers and reimbursements (1)	1.40%		1.32	% (6)	1.15%		1.15%		1.15%
Net investment loss, before waivers and reimbursements	-1.48%		-1.32%		-1.22%		-1.66%		-1.46%
Net investment loss, net of waivers and reimbursements	-1.40%		-1.32	% (6)	-1.15%		-1.15%		-1.15%
Portfolio turnover rate	16.78	% (3)	36.72	% (3)	13.60	% (3)	47.19	% (3)	39.81	% (2)

*	Per share calculations were performed using average shares for the year.
(1)	Expenses of Portfolio Funds are not included in the expense ratio.
(2)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy TEI Master Fund, L.L.C.
(3)	Portfolio turnover rate represents the rate for Arden Sage Multi-Strategy Master Fund, L.L.C.
(4)	For the year ended March 31, 2011, per unit operating performance and ratios to average net assets include amounts allocated from the Arden Sage Multi-Strategy TEI Master Fund, L.L.C.
(5)	For the period April 1, 2011 through September 30, 2011, per unit operating performance and ratios to average net assets include amounts allocated from the Arden Sage Multi-Strategy TEI Master Fund, L.L.C. For the period from October 1, 2011 through March 31, 2012, per unit operating performance and ratios to average net assets include amounts allocated from the Arden Sage Multi-Strategy Master Fund, L.L.C.
(6)	Effective April 1, 2013, the Fund’s expense limitation changed from 1.15% to 1.40%.

Note: The expense ratios, the net investment loss ratios, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and returns based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements

March 31, 2015

1. Organization

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the “Fund”) is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The Fund is similar to a private investment fund in that, through its investment in the Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) (as defined below), its assets are actively managed and units of limited liability interests in the Fund (“Units”) are sold solely to high net worth individual and institutional investors, but differs from a typical private investment fund in that it permits investments in relatively modest minimum denominations and that it has registered as an investment company under the 1940 Act and has registered its Units under the Securities Act of 1933, as amended (the “1933 Act”). The Fund commenced operations on November 1, 2008. Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Fund, the Master Fund and other related funds.

The Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Fund accomplishes its investment objective by investing substantially all of its assets in the Master Fund, a Delaware limited liability company, which, like the Fund is registered under the 1940 Act. The Master Fund, in turn, invests its assets primarily in hedge funds and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2015, the Fund holds 31.09% of ownership interest in the Master Fund. The financial statements of the Master Fund, including the schedule of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

Investors who purchase Units and who are admitted to the Fund by its Board of Managers (the “Board”) will become members of the Fund (“Members”).

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending December 31 of each year is the taxable year of the Fund.

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (continued)

2. Significant Accounting Policies (concluded)

B. Portfolio Valuation and Investment Transactions

The Fund records its investment in the Master Fund at fair value based on the net asset value of the Master Fund. Valuation of investments held by the Master Fund is discussed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

C. Income Taxes

Counsel to the Fund has rendered an opinion that the Fund will be classified as a partnership and not as an association taxable as a corporation for Federal tax purposes. Counsel to the Fund also has rendered its opinion that, under a “facts and circumstances” test, the Fund will not be treated as a “publicly traded partnership” taxable as a corporation. Accordingly, the Fund should not be subject to Federal income tax, and each Member will be required to report on its own annual tax return such Member’s distributive share of the Master Fund’s taxable income or loss.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

For the tax year-ended December 31, 2014, and for the three preceding tax years which remain subject to examination by the tax authority, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2015, the Fund did not incur any interest or penalties.

D. Distribution Policy

The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

E. Cash

The Fund holds its cash in cash accounts and is not currently invested in money market funds.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (continued)

3. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the Investment Adviser of the Fund and the Master Fund pursuant to investment advisory agreements between the Adviser and each of the Funds and the Master Fund (the “Advisory Agreements”). The Adviser is responsible for developing, implementing and supervising the Fund’s investment program and providing day-to-day management services to the Fund. The Board has overall responsibility for the management and supervision of the operations of the Fund. Employees of the Adviser serve as officers and as members of the Board of the Fund.

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Fund and the Adviser, the Fund has agreed to pay the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Fund (the “Advisory Fee”). However, under the Advisory Agreement, the Fund is not subject to the Advisory Fee so long as substantially all of the Fund’s assets remain invested in the Master Fund, which also pays the Adviser a quarterly fee at an annualized rate of 0.75% of average net assets of the Master Fund during each calendar quarter for investment advisory services. For the year ended March 31, 2015, the Master Fund paid the Adviser a quarterly fee at an annualized rate of 0.30% of the average net assets of the Fund. The Adviser voluntarily reduced the Master Fund Management Fee by 0.45%. This voluntary reduction may be terminated at any time. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement.

The Fund and the Master Fund have entered into a Master/Feeder Agreement. Pursuant to the agreement, the Fund and the Master Fund each have the same investment objective and substantially the same investment policies. The Fund pursues its investment objective by investing on an ongoing basis substantially all of its investable assets in the Master Fund in exchange for limited liability company interests in the Master Fund. The Master/Feeder Agreement will remain in effect unless terminated by the Fund or the Master Fund.

Each member of the Board, who is not an “interested person” of the Fund, as defined by the 1940 Act, receives an annual fee of $1,500. In addition, the Master Fund pays each member of the Board who is not an “interested person” an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Fund. All Board members are reimbursed by the Fund for reasonable out-of-pocket expenses.

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Fund and subject to approval by the Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Fund,

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (continued)

3. Related Party Transactions and Other (concluded)

Other (concluded)

pursuant to an administration agreement (the “Administration Agreement”). The Master Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Fund’s prospectus) and allocated to each fund pro-rata based on the net assets of each fund as of the prior month-end at an annual rate of up to 0.08%, subject to a fee minimum for the Master Fund, and reimburses the Administrator for certain out-of-pocket expenses. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Fund’s assets. In consideration for such services, the Fund pays the Custodian an annual fee of $2,500 which is included in other expenses on the Statement of Operations. In addition, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

The Fund has a distribution agreement (the “Distribution Agreement”) with Arden Securities LLC (“Arden Securities”), to act as the distributor for the sale of Units (the “Distributor”). Arden Securities serves as the Distributor on a reasonable best efforts basis, subject to various conditions, and may retain broker-dealers and financial advisers (collectively with Arden Securities, the “Selling Agents”) to assist in the distribution of Units.

4. Fund Expenses

The Fund bears all of its own expenses and, through its investment in the Master Fund, its portion of the Master Fund’s operating expenses, other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Fund and the Master Fund; audit and tax preparation fees and expenses of the Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Fund and Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund’s management fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Fund’s and Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (continued)

4. Fund Expenses (concluded)

The Fund also indirectly bears fees and expenses of the Portfolio Funds, as an investor in the Master Fund. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% -2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, as well as the portion of the Master Fund’s fees and expenses borne by the Fund, but excluding any Portfolio Fund fees and expenses, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to 1.40% per annum of the Fund’s average monthly net assets (the “Expense Limitation”). Therefore, the accompanying Statement of Assets and Liabilities includes a due from Advisor of $6,334 for the reimbursement of excess expenses.

In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund will carry forward the amount of expenses paid or absorbed by the Adviser (or its affiliate) in excess of the Expense Limitation for a period not to exceed three years from the end of the fiscal year in which they were incurred and will reimburse the Adviser (or its affiliate) such amounts. Reimbursement will be made as promptly as possible, but only to the extent it does not cause the Fund’s ordinary operating expenses, in the year of reimbursement, to exceed the Expense Limitation in effect at the time the expense was paid or absorbed. As of March 31, 2015, the amount of the carryforward is $45,744, which includes $25,430 and $20,344 from the fiscal year ended March 31, 2013 and March 31, 2015, respectively. The Expense Limitation Agreement will remain in effect until terminated by the Board. None of the fees charged to the Master Fund by a Portfolio Fund will be subject to the Expense Limitation Agreement.

5. Members’ Capital

Unit transactions for the year ended March 31, 2015 were as follows:

Units outstanding at beginning of year	18,009
Units redeemed	(1,641)

Units outstanding at end of year	16,368

The Fund is authorized to issue an unlimited number of Units with no par value; at the current time, $100 million Units have been registered to be issued.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (continued)

6. Borrowings

The Fund and the Master Fund are authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Fund and Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

7. Capital Accounts and Allocations

The Fund maintains a separate capital account for each Member which will have an opening balance equal to the Member’s initial contribution to the capital of the Fund. The Fund has chosen to utilize a “per unit” method to account for Members’ capital effective at the inception of the Fund. A Member’s contribution is used to purchase Units in the Fund. The Units represent the capital account maintained on the Member’s behalf that reflects the Member’s pro rata share of the Fund’s capital. A Member’s capital account is used to facilitate tax reporting to the Member. Units are offered at their net asset value per Unit, and each Unit subscribed for represents a capital contribution to the Fund in that amount. Each Member’s capital account will be increased by the amount of contributions by the Member to the capital of the Fund, plus any amounts credited to the Member’s capital account as described below. Similarly, each Member’s capital account will be reduced by the sum of the amount of any repurchase by the Fund of the Units, or portion thereof, of the Member, plus the amount of any distributions to the Member which are not reinvested, plus any amounts debited against the Member’s capital account as described below.

Capital accounts of Members are adjusted as of the close of business on the last day of each fiscal period. Fiscal periods begin on the day after the last day of the preceding fiscal period and end at the close of business on the first to occur of the following: (i) the last day of a fiscal year (March 31); (ii) the last day of a taxable year (December 31); (iii) the day preceding any day on which a contribution to the capital of the Fund is made; (iv) any day on which the Fund repurchases any Unit or portion of an Unit of any Member; or (v) any day on which any amount is credited to or debited against the capital account of any Member other than an amount to be credited to or debited against the capital accounts of all Members in accordance with their respective investment percentages. An investment percentage will be determined for each Member as of the start of each fiscal period by dividing the balance of the Member’s capital account as of the commencement of the period by the sum of the balances of all capital accounts of all Members as of that date.

Net profits or net losses of the Fund for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members as of the last day of the fiscal period in accordance with Members’ respective investment percentages for the fiscal period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund (including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and accrued expenses), before giving effect to any repurchases by the Fund of Units or portions thereof, and excluding the amount of any items to be allocated among the capital accounts of the Members other than in accordance with the Members’ respective investment percentages.

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Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Notes to Financial Statements (concluded)

8. Purchases and Repurchases of Units

Generally, the minimum initial investment in the Fund from each investor is $50,000, and the minimum additional investment in the Fund is $25,000. The minimum initial investment for employees of the Adviser or a Selling Agent and their affiliates, and members of their immediate families and, in the sole discretion of the Adviser, as applicable, members of the Board, attorneys and other professionals engaged on behalf of the Fund and members of their immediate families, is $25,000, and the minimum additional investment in the Fund is $10,000. The minimum initial and minimum additional investment requirements may be reduced or increased by the Board.

Units are not redeemable and a Member has no right to require the Fund to redeem its Units. The Fund will from time to time make offers to repurchase Units from Members pursuant to written tenders. Repurchase offers will be made at such times and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Units or portions thereof from Members, the Board will consider the recommendations of the Adviser. The Adviser currently expects that it will recommend to the Board that the Fund offer to repurchase Units from Members as of the last business day of March, June, September, and December.

The Board will also consider the following factors, among others, in making their determination of the amount of the tender offer: (i) whether any Members have requested the Fund to repurchase their Units or portions thereof; (ii) the liquidity of the Fund’s assets (including the liquidity of investments held by the Master Fund); (iii) the investment plans and working capital requirements of the Fund; (iv) the relative economies of scale with respect to the size of the Fund; (v) the history of the Fund in repurchasing Units; (vi) the economic condition of the securities markets; and (vii) the anticipated tax consequences of any proposed repurchases of Units or portions thereof.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Tender Offer

On March 30, 2015, the Fund offered to purchase up to $6,600,000 of Units tendered by Members of the Fund at a price equal to the net asset value as of June 30, 2015. The Fund did not receive any tender offer requests.

11. Subsequent Events

Subsequent to the year ended March 31, 2015 through May 27, 2015, no events have occurred that would require recognition or disclosure.

13

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Managers and Officers of the Fund (unaudited)

as of March 31, 2015

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
DISINTERESTED MANAGERS

Charles S. Crow, III, 65 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	8	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 67 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and former senior banking executive. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	8	Member of the Board of Trustees of Randall’s Island Park Alliance, Inc., a not-for-profit organization working in partnership with the City of New York/ Parks & Recreation.

David C. Reed, 64[4] Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	8	Member of the Board of Directors of 1st Constitution Bank.

INTERESTED MANAGER[1]

Craig Krawiec, 40 Manager, President and Chief Executive Officer	Indefinite/ From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the Adviser[2] (2004 - present).	5	N/A

[1]	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
[2]	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.
[3]	Prior to January 1, 2013, Mr. Katz served as Executive Director and Controller of the Adviser.
[4]	Mr. Reed is deceased (April 2015) and, as a result, is no longer a Member of the Board of Managers.

14

Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

Managers and Officers of the Fund (unaudited)

as of March 31, 2015

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
OFFICERS WHO ARE NOT MANAGERS

Andrew Katz, 37 Chief Financial Officer	Indefinite/ From October 2011	Mr. Katz is Chief Financial Officer and a Managing Director of the Adviser[3] (2013–present).	N/A	N/A

Thomas G. Kennedy, 45 Chief Compliance Officer	Indefinite/ From October 2011	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the Adviser (July 2008–present).	N/A	N/A

The Statement of Additional Information contains additional information about the Board of Managers and is available, without charge, upon request, by contacting the Fund toll-free at (866) 773-7145.

15

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Consolidated Financial Statements

For the year ended March 31, 2015

Arden Sage Multi-Strategy Master Fund, L.L.C.

Table of Contents

Financial Statements:

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and

Members of Arden Sage Multi-Strategy Master Fund, L.L.C.

We have audited the accompanying consolidated statement of assets and liabilities of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Fund”), including the consolidated schedule of investments, as of March 31, 2015 and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statement of changes in members’ capital for each of the two years in the period then ended, and consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2015, by correspondence with the custodian and portfolio funds or by other appropriate auditing procedures where replies from portfolio funds were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Arden Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2015, the results of its operations and its cash flows for the year then ended, the statement of changes in members’ capital for each of the two years in the period ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 27, 2015

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments

March 31, 2015

Portfolio Fund	Cost	Value	% of Members’ Capital*	Liquidity**
Multi—Event Driven:
BG Fund	$3,206,626	$3,354,030	4.70%	Monthly
Elliott International Limited	2,218,807	3,135,898	4.40	Quarterly
Eton Park Fund, L.P.	168,843	180,850	0.25	Annually
Eton Park Overseas Fund, Ltd.	375,426	368,729	0.52	Annually
Fir Tree Value Fund, L.P.	2,255,985	3,337,803	4.68	Quarterly
Glenview Capital Partners (Cayman) Ltd.	3,300,000	3,413,864	4.79	Quarterly
Third Point Ultra, Ltd.	3,082,393	3,474,406	4.87	Quarterly
York European Opportunities Fund, L.P.	2,894,066	3,440,760	4.83	Quarterly

Total Multi—Event Driven	17,502,146	20,706,340	29.04

Equity (Long/Short)—Variable Exposure:
Ascend Partners Fund II LP	3,300,000	3,307,342	4.64	Monthly
DSAM Long/Short Equity Fund LP	3,267,031	3,815,946	5.35	Monthly
Lakewood Capital Partners, LP	3,904,159	5,693,804	7.99	Quarterly
Samlyn Offshore, Ltd.	2,900,000	3,087,872	4.33	Semi-Annually
Shellback Offshore Fund Ltd.	3,300,000	3,441,737	4.83	Quarterly

Total Equity (Long/Short)—Variable Exposure	16,671,190	19,346,701	27.14

Equity—Event:
BHR Master Fund, Ltd.	2,554,104	3,379,360	4.74	Quarterly
Corvex Partners LP	4,719,720	6,261,462	8.78	Quarterly
Jana Nirvana Fund, L.P.	3,513,072	3,703,591	5.20	Quarterly

Total Equity—Event	10,786,896	13,344,413	18.72

Equity (Long/Short)—Sector/Region:
Chilton QP European Partners, L.P.	3,215,469	3,493,253	4.90	Monthly
Criterion Horizons Fund, L.P.	2,442,703	3,322,674	4.66	Monthly

Total Equity (Long/Short)—Sector/Region	5,658,172	6,815,927	9.56

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (concluded)

March 31, 2015

Portfolio Fund	Cost	Value	% of Members’ Capital*		Liquidity**
Equity (Market Neutral)—Fundamental/Trading:
Citadel Global Equities Fund Ltd.	$1,968,625	$3,432,248	4.82%		Monthly
Visium Global Fund, LP	3,064,943	3,367,897	4.72		Monthly

Total Equity (Market Neutral)—Fundamental/Trading	5,033,568	6,800,145	9.54

Credit—Event:
Anchorage Capital Partners, L.P.	35,591	973	0.00	‡
Dune Capital LP(1)	6,159	9,174	0.01	†
Dune Capital International Ltd.	2,375	5,966	0.01	‡

Total Credit—Event	44,125	16,113	0.02

Total Portfolio Funds	55,696,097	67,029,639	94.02

Cash Equivalent:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%	4,097,810	4,097,810	5.75		Daily

Total Investments(2)	$59,793,907	$71,127,449	99.77%

*	Percentages are based on Members’ Capital at the end of the year of $71,289,235.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
†	Portfolio Fund is in the process of an orderly wind-down with the return of capital to investors. Final distribution dates cannot be estimated.
‡	The Master Fund’s remaining investment in the Portfolio Fund is a side pocket, which is in the process of liquidating. Final distribution dates cannot be estimated. See Note 11.D for additional information on side pockets.
(1)	Portfolio Fund is held by Arden Sage Multi-Strategy 1099 Blocker Fund, LLC, which is 100% owned by the Master Fund.
(2)	The Master Fund has established a line of credit agreement with Societe Generale that is collateralized by a security interest in the Master Fund’s custody account. See Note 7 for additional information.

All Portfolio Funds are non-income producing.

At March 31, 2015, the aggregate cost of investments for tax purposes was $55,696,097. Net unrealized appreciation on investments for tax purposes was $11,333,542 consisting of $11,374,857 of gross unrealized appreciation and ($41,315) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 94.02% of Members’ Capital have been valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Assets and Liabilities

March 31, 2015

Assets
Investments in Portfolio Funds, at fair value (cost $55,696,097)	$67,029,639
Cash equivalents	4,097,810
Receivable from Portfolio Funds	3,243,290

Total assets	74,370,739

Liabilities
Redemptions payable	2,770,000
Professional fee payable	162,430
Advisory fee payable	53,593
Administration fee payable	46,667
Board of Managers’ fees payable	33,000
Other accrued expenses	15,814

Total liabilities	3,081,504

Net Assets	$71,289,235

Members’ Capital
Net capital	$41,794,983
Undistributed net investment income	2,359,028
Accumulated undistributed net realized gain on Portfolio Funds	4,927,626
Accumulated deferred income taxes	(205,025)
Net unrealized appreciation on investments in Portfolio Funds	22,412,623

Members’ Capital	$71,289,235

Net Asset Value Per Unit (based on 64,093* units outstanding)	$1,112.29

*	Units are rounded to the nearest whole number.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Operations

For the year ended March 31, 2015

Investment Income
Interest	$500

Total Investment Income	500

Expenses
Advisory fee	614,443
Professional fees	251,857
Administration fee	140,000
Line of credit fee	101,568
Board of Managers’ fees	54,000
Risk metrics expense	49,905
Custody fee	8,193
Interest expense	1,079
Other expenses	43,354

Total expenses	1,264,399
Expenses waived	(368,666)

Net Expenses	895,733

Net Investment Loss	(895,233)

Realized and Unrealized Gains (Losses) on Investments in Portfolio Funds
Net realized gain on investments in Portfolio Funds	9,340,744
Net change in unrealized appreciation on investments in Portfolio Funds	(3,757,318)

Net realized and unrealized gains	5,583,426

Net increase in Members’ Capital derived from operations	$4,688,193

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statements of Changes in Members’ Capital

	For the year ended March 31, 2015	For the year ended March 31, 2014
From Operations
Net investment loss*	$(895,233)	$(1,202,855)

Net realized gain on investmentsin Portfolio Funds	9,340,744	15,647,505
Net change in unrealized appreciation on investments in Portfolio Funds	(3,757,318)	(3,633,010)

Net realized and unrealized gains	5,583,426	12,014,495

Net increase in Members’ Capital derived from operations	4,688,193	10,811,640

Dividends and Distributions to Members
Net investment income	(4,553,202)	(6,427,939)
Net realized long-term capital gains	(6,027,819)	(2,288,831)

	(10,581,021)	(8,716,770)

Members’ Capital Transactions
Sales of Units	4,675,000	7,905,000
Units issued in reinvestment of distributions	10,581,021	8,716,770
Redemptions of Units	(31,665,000)	(77,530,000)

	(16,408,979)	(60,908,230)

Net Decrease in Members’ Capital	(22,301,807)	(58,813,360)
Members’ Capital at Beginning of Year	93,591,042	152,404,402

Members’ Capital at End of Year	$71,289,235	$93,591,042

Undistributed Net Investment Income	$2,359,028	$9,411,555

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Cash Flows

For the year ended March 31, 2015

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from operations	$4,688,193
Adjustments to reconcile net increase in Members’ Capital derived from operations to cash provided by operating activities:
Purchases of Portfolio Funds	(12,800,000)
Sales of Portfolio Funds	44,592,571
Net realized gain on investments in Portfolio Funds	(9,340,744)
Net change in unrealized appreciation on investments in Portfolio Funds	3,757,318
Increase in receivable from Portfolio Funds	(1,062,144)
Decrease in receivable from investments sold	750
Decrease in professional fees payable	(8,686)
Decrease in advisory fee payable	(23,790)
Decrease in deferred income tax payable	(38,744)
Increase in administration fee payable	23,334
Decrease in line of credit payable	(4,959)
Increase in Board of Managers’ fees payable	19,500
Increase in other accrued expenses	4,394

Net cash provided by operating activities	29,806,993

Cash Flows from Financing Activities
Proceeds from sales of Units	4,675,000
Redemptions of Units	(39,055,000)
Line of credit borrowings	1,700,000
Line of credit repayments	(1,700,000)

Net cash used in financing activities	(34,380,000)

Net decrease in cash equivalents	(4,573,007)
Cash equivalents, beginning of year	8,670,817

Cash equivalents, end of year	$4,097,810

Supplemental disclosure of cash flow information:
Interest Paid on Line of Credit Borrowings	$1,079

Supplemental schedule of non-cash financing activities:
Redemptions payable	$2,770,000

Supplemental schedule of non-cash activities:
Units issued in reinvestments of distributions	$10,581,021

Non-cash transfer between investments with the same adviser	$4,600,000

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Financial Highlights

	For the year ended March 31, 2015		For the year ended March 31, 2014		For the year ended March 31, 2013		For the year ended March 31, 2012	For the year ended March 31, 2011(3)
Per Unit Operating Performance
Beginning net asset value	$1,198.63		$1,181.48		$1,174.72		$1,214.51

Income/(loss) from operations*:
Net investment loss	(12.70)		(11.40)		(11.42)		(14.41)
Net realized and unrealized appreciation (depreciation) from Portfolio Funds	100.50		127.62		50.35		(25.38)

Net change in net assets resulting from operations	87.80		116.22		38.93		(39.79)

Less distributions:
Net investment income	(74.94)		(73.06)		(26.79)		—
Net realized long-term capital gains	(99.20)		(26.01)		(5.38)		—

Total distributions	(174.14)		(99.07)		(32.17)		—

Ending net asset value	$1,112.29		$1,198.63		$1,181.48		$1,174.72

Total Return(2)	5.89%		9.43%		3.31%		-3.28%	4.43%
Net assets, end of year (000s)	$71,289		$93,591		$152,404		$272,634	$115,501
Ratios to Average Net Assets
Expenses, before waivers and reimbursements(1)	1.53%		1.37%		1.19%		1.24%	1.37%
Expenses, net of waivers and reimbursements(1)	1.08	%(4)	0.92	%(4)	0.97	%(4)	1.24%	1.37%
Net investment loss, before waivers and reimbursements	-1.53%		-1.37%		-1.19%		-1.24%	-1.37%
Net investment loss, net of waivers and reimbursements	-1.08	%(4)	-0.92	%(4)	-0.97	%(4)	-1.24%	-1.37%
Portfolio turnover rate	16.78%		36.72%		13.60%		47.19%	34.13%

*	Per share calculations were performed using average shares for the year.
(1)	Expenses of Portfolio Funds are not included in the expense ratio.
(2)	Total returns reflect reinvestments of all dividends, distributions and advisory fee waivers, if any. The total return would have been lower without the advisory fee waivers.
(3)	The Master Fund was organized as a partnership during these periods and was not required to show per share data in the financial statements.
(4)	The Adviser voluntarily waived a portion of its advisory fee for the years ended March 31, 2015, March 31, 2014 and the period October 1, 2012 through March 31, 2013.

Note: The expense ratios, the net investment loss ratios, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and returns based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements

March 31, 2015

1. Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). The Blocker Fund was initiated to facilitate the Master Fund’s adherence to income and diversification requirements under Subchapter M of the Internal Revenue Code of 1986. All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets. Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Master Fund and other related funds.

The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2015, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. hold 42.76%, 11.60%, 31.09%, and 14.55% of ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31, 2014 is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented at fair value, as determined by the Adviser, under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund or sale to an outside buyer. Interest income is recorded on an accrual basis of interest earned on cash balances.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•	Level 2—Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•	Level 3—Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2015, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2015:

Investments by investment strategy:	Level 1	Level 2	Level 3	Total
Multi—Event Driven	$—	$16,742,898	$3,963,442	$20,706,340
Equity (Long/Short)—Variable Exposure	—	12,951,487	6,395,214	19,346,701
Equity—Event	—	7,082,951	6,261,462	13,344,413
Equity (Long/Short)—Sector/Region	—	6,815,927	—	6,815,927
Equity (Market Neutral)—Fundamental/Trading	—	3,367,897	3,432,248	6,800,145
Credit—Event	—	—	16,113	16,113

Total investments by investment strategy	$—	$46,961,160	$20,068,479	$67,029,639

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by investment strategy:	Balance as of 3/31/14	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/15
Multi—Event Driven	$693,889	$6,822	$78,799	$3,300,000	$(116,068)	$—	$—	$3,963,442
Equity (Long/Short)—Variable Exposure	—	—	195,214	6,200,000	—	—	—	6,395,214
Equity—Event	11,290,831	558,983	191,009	—	(2,400,000)	—	(3,379,361)	6,261,462
Equity (Market Neutral)—Fundamental/Trading	4,139,778	604,696	320,420	—	(1,632,646)	—	—	3,432,248
Credit—Event	6,640,403	2,696,159	(2,673,591)	—	(6,646,858)	—	—	16,113
Equity (Market Neutral)—Quantitative	3,873,355	262,216	290,876	—	(4,426,447)	—	—	—

Total	$26,638,256	$4,128,876	$(1,597,273)	$9,500,000	$(15,222,019)	$—	$(3,379,361)	$20,068,479

Investments by investment strategy:	The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/(losses) relating to assets still held at 3/31/2015
Multi—Event Driven	$78,799
Equity (Long/Short)—Variable Exposure	195,214
Equity—Event	649,202
Equity (Market Neutral)—Fundamental/Trading	320,420
Credit—Event	(2,296)

Total	$1,241,339

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. As included in the table above, there were transfers of $3,379,361 into Level 2 from Level 3 during the year ended March 31, 2015. Transfers out of Level 3 represent Portfolio Funds for which the Master Fund now has the ability to redeem as of the measurement date, or within 90 days of the measurement date. The Master Fund did not have any transfers between Level 1 and Level 2 during the year ended March 31, 2015.

The Master Fund has established valuation processes and procedures to ensure that the valuations for investments are fair. The Adviser is responsible for overseeing the Master Fund’s valuation process. The Adviser’s valuation committee (“Valuation Committee”) will take steps to ascertain the fair valuation of the underlying funds and in certain instances adjust the value provided by an underlying manager to reflect a premium or discount. The determinations of any adjustment by the Valuation Committee shall be provided to the Master Fund’s Board of Managers (the “Board”) for its consideration and approval. A written record will be maintained with respect to each override and such record will include a description of the circumstances that contributed to the Valuation Committee determination that an override was necessary or warranted and the basis of the Adviser’s and the Board’s valuation.

C. Income Taxes

The Master Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) (the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Master Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If this minimum distribution regulation is not met, the Master Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the dividends and net capital gains they receive from the Master Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Master Fund if they do not borrow to make the investment. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Master Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

The Master Fund’s tax year end is October 31, 2014. For the prior tax year ended October 31, 2013 and the preceding tax years ended October 31, 2012 and October 31, 2011, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax return for all open tax years and has concluded, as of March 31, 2015, no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2015, the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. During the year ended March 31, 2015, the Master Fund had no deferred taxes.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As of March 31, 2015, the Master Fund had no capital loss carryforward.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (concluded)

D. Distribution Policy

Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2015, the Fund declared dividends of ordinary income of $4,533,202 and long-term capital gains distributions of $6,027,819. During the year ended March 31, 2014, the Fund declared dividends of ordinary income of $6,427,939 and long-term capital gains distributions of $2,288,831.

As of March 31, 2015 the components of distributable earnings, on a tax basis, not disclosed elsewhere were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation
$—	$5,141,826	$19,242,874

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

F. Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund pursuant to an investment advisory agreement between the Master Fund and Adviser (the “Advisory Agreement”).

The Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Master Fund and the Adviser, the Master Fund has agreed to pay the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. For the year ended March 31, 2015, the Master Fund paid the Adviser a quarterly fee at an annualized rate of 0.30% of the average net assets of the Master Fund as the Adviser voluntarily reduced the Master Fund Management Fee by 0.45%. This voluntary reduction may be terminated at any time. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Consolidated Statement of Assets and Liabilities includes an advisory fee payable to the Adviser of $53,593.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments.

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). The Master Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other (concluded)

Other (concluded)

in the Administration Agreement) and allocated to the Feeder Funds pro-rata based on the net assets of each Feeder Fund as of the prior month-end at an annual rate of up to 0.08%, subject to a fee minimum for the Master Fund, and reimburses the Administrator for certain out-of-pocket expenses. The Master Fund is charged the greater of the Asset Based Fee or the annual minimum fee of $140,000. There is no annual minimum fee charged to the Feeder Funds. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5. Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0%—2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15%—25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

5. Fund Expenses (concluded)

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in Portfolio Funds in the statement of operations.

6. Members’ Capital

Unit transactions for the year ended March 31, 2015 were as follows:

Units outstanding at beginning of year	78,082
Units issued	4,044
Units issued in reinvestment of distributions	8,576
Units redeemed	(26,609)

Units outstanding at end of year	64,093

The number of authorized Units of the Fund is unlimited, with no par value.

7. Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as the agent, for the lender, as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on July 1, 2014, each borrowing bears interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR rate plus 1.65%. The line of credit limit is $15,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.70% per annum. At March 31, 2015, the Master Fund had no borrowings outstanding.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

7. Borrowings (concluded)

During the year ended March 31, 2015, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$1,700,000	$1,700,000	1.90%	12

*	For the days borrowings were outstanding.

8. Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund is computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

11. Concentration of Risk (concluded)

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions up to 1 year from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties if the Portfolio Funds are redeemed during the lock-up period. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. Investment Transactions

For the year ended March 31, 2015, the Master Fund had purchases of $12,800,000 and sales of $44,592,571 in Portfolio Funds.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments

As of March 31, 2015, the Master Fund had investments in twenty-three Portfolio Funds, none of which were related parties.

The Master Fund limits its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Multi – Event Driven

The investment funds in the multi-strategy (event-driven) strategy invest in several event driven strategies including credit event, equity event, risk arbitrage and stressed / distressed credit. Portfolio Funds have redemption notice periods of 30 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 3% of the value of the investments in this category allow the Master Fund to redeem 33% of its balance on an annual basis. Investments representing approximately 17% of the value of the investments in this category are subject to these lock-up provisions. The remaining restriction period for these investments is
10 months at March 31, 2015.

Equity (Long/Short)—Variable Exposure

This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods. In Variable Exposure funds, managers can increase their net and gross exposure in an opportunistic and variable manner. These managers can have exposure levels range anywhere from a net short position to a net long position. These managers do not have a structural net exposure tendency. The Portfolio Funds in this category have redemption notice periods of 30 to 80 days. Certain Portfolio Funds do not permit

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Equity (Long/Short)—Variable Exposure (concluded)

redemptions during the one year lock-up period. Investments representing approximately 33% of the value of the investments in this category are subject to these lock-up provisions. The remaining restriction period for these investments range from 9 to 12 months at March 31, 2015.

Equity—Event

This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative/regulatory changes, industry consolidations or other events. Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company. In certain cases, the catalyst or motivation for corporate change may be instigated by external forces, such as activist investors. This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mispriced securities and may also include “value with a catalyst” type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration. As these investments are typically more idiosyncratic in nature, it may be more difficult to implement an effective position level hedge, in which case market hedges may be used. The Portfolio Funds have redemption notice periods of 60 to 92 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 47% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.

Equity (Long/Short)—Sector/Region

This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods. Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge. The Portfolio Funds in this category have redemption notice periods ranging from 15 to 45 days.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (concluded)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Equity (Market Neutral)—Fundamental/Trading

This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are managed with low net exposure within a narrow band (typically +/-20%). This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics. The strategy is typically employed with low beta exposure, but may not be explicitly neutral to factors such as market-capitalization, sector exposure, and growth/value biases. Portfolio Funds in this category have redemption notice periods ranging from 30 to 45 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 50% of the value of the investments in this category allow the Master Fund to redeem 16% of its balance on a monthly basis.

Credit—Event

This strategy involves investing in catalyst-driven opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of the capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate related investments, bridge financing, and mezzanine financing. These transactions may include long dated warrants to increase the lender’s total return. All of the Portfolio Funds in this category are held in a side pocket or in the process of an orderly wind-down.

14. Recent Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update No. 2015-07 (“ASU 2015-07”), “Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent).” ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using net asset value per share as a practical expedient. ASU 2015-07 is effective for fiscal years beginning after December 15, 2015, however, early adoption is permitted. The Adviser is currently assessing the impact to the financial statements.

15. Subsequent Events

Subsequent to the year ended March 31, 2015 through May 27, 2015, the Master Fund received $300,000 of subscriptions.

Effective June 1, 2015, the Master Fund intends to offer to purchase approximately $2,190,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2015. As of the date of these financial statements, no tender requests have been received.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2015

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS

		DISINTERESTED MANAGERS

Charles S. Crow, III, 65 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	8	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 67 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and former senior banking executive. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	8	Member of the Board of Trustees of Randall’s Island Park Alliance, Inc., a not-for-profit organization working in partnership with the City of New York/ Parks & Recreation.

David C. Reed, 64[4] Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	8	Member of the Board of Directors of 1st Constitution Bank.

		INTERESTED MANAGER[1]

Craig Krawiec, 40 Manager, President and Chief Executive Officer	Indefinite/ From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the Adviser[2] (2004—present).	5	N/A

		OFFICERS WHO ARE NOT MANAGERS

Andrew Katz, 37 Chief Financial Officer	Indefinite/ From October 2011	Mr. Katz is Chief Financial Officer and a Managing Director of the Adviser[3] (2013—present).	N/A	N/A

[1]	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
[2]	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.
[3]	Prior to January 1, 2013, Mr. Katz served as Executive Director and Controller of the Adviser.
[4]	Mr. Reed is deceased (April 2015) and, as a result, is no longer a Member of the Board of Managers.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2015

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Thomas G. Kennedy, 45 Chief Compliance Officer	Indefinite/ From October 2011	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the Adviser (July 2008—present).	N/A	N/A

The Statement of Additional Information contains additional information about the Board of Managers and is available, without charge, upon request, by contacting the Fund toll-free at (866) 773-7145.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2015, there were no material amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant does not currently have an audit committee financial expert serving on its audit committee.

(a)(2) Not applicable.

(a)(3) The registrant’s audit committee financial expert passed away unexpectedly in 2015. The registrant’s Board of Managers is exploring its options to replace him.

Item 4.	Principal Accountant Fees and Services.

Fees billed by Anchin, Block & Anchin LLP (“Anchin”) related to Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C. (the “Fund”).

Anchin billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$18,000	N/A	N/A	$17,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees(2)	$12,000	N/A	N/A	$12,000	N/A	N/A
(d)	All Other Fees(3)	N/A	N/A	N/A	N/A	N/A	N/A

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees include amounts related to the preparation of the registrant’s tax filings and of the Schedule K-1s for members of the registrant.
(3)	Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2015, were $0 and $0, respectively.

The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2014, were $0 and $0, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. In the event that Arden Asset Management LLC (the “Adviser”) has discretion to vote the proxies of direct securities held in the Private Funds, Registered Funds or other account (hereinafter “Clients”) the Adviser will vote those proxies in the best interests of its Clients and in accordance with these policies and procedures, as described below.

The Adviser has delegated proxy voting authority for certain Registered Fund assets to sub-advisers (“Sub-Advisers”). When AAM LLC engages Sub-Advisers it will evaluate the appropriateness of the sub-adviser’s compliance program, including its proxy voting policies and procedures. In the exceptional and unlikely event that a selected Sub-Adviser has not accepted such delegation or has failed to exercise its delegated responsibility the Adviser will endeavor to vote proxies in accordance with these policies and procedures, as described below in Sections II, III, IV, V, and VI.

Because certain Client portfolios over which the Adviser has investment discretion generally do not hold exchange-traded securities, the Adviser is rarely requested to vote the proxies of traditional operating companies. However, because certain Clients primarily purchase and hold interests in unregistered investment companies (“Underlying Funds”), it is more common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Underlying Funds that are not easily classified as proxies in the traditional sense. As such, for the purposes of this Policy, the Adviser will treat a request from an Underlying Fund as a proxy when it involves a request to exercise the Client’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Client’s vote is counted towards the calculation of whether a quorum or threshold set by the Underlying Fund has been achieved. Specific investor rights or elections requested by Underlying Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Client involved.

In addition, the Adviser may waive/renounce a Client’s voting rights attributable to the Client’s interests in Underlying Funds (i) consistent with disclosure contained in that Client’s prospectus; (ii) as required by the Client’s investment policies and restrictions; or (iii) as may be required to facilitate that Client’s or another Client’s adherence to the Investment Company Act of 1940.

II.	PROXY VOTING PROCEDURES

Any requests for votes, consents, or proxies (each hereafter referred to as a “proxy”) received by the Adviser will be sent to the General Counsel (the “Coordinator”). The Coordinator will:

A. Keep a record of each proxy received;

B. Ensure that the proxy is delivered to the person or committee who makes the voting decision for the applicable Client (herein referred to as the “Decision Makers”) to allow enough time for the completed proxy to be returned by the applicable deadline;

C. Determine the applicable Client to which the proxy relates;

D. Absent material conflicts (see Section IV below), the Decision Makers will determine how the Adviser should vote the proxy. The Decision Makers will send a decision on how the Adviser will vote a proxy to the Coordinator, who in turn is responsible for arranging for the proxy to be completed and mailed in a timely and appropriate manner.

III.	VOTING GUIDELINES

In the absence of specific voting guidelines from the Client, the Adviser will vote proxies in a way which in its reasonable belief serves the Client’s best interests.

Generally, the Adviser will vote in favor of routine corporate housekeeping proposals where no corporate governance issues are implicated (e.g., selection of auditors, etc.).

Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors.

With respect to Underlying Funds, the Adviser would only oppose management’s recommendation if it would not result in a Client’s interest in the Underlying Fund being redeemed unless it determines that such redemption is in the Client’s best interest. To the extent that an Underlying Fund solicits the Adviser’s vote on a proposal that will only become effective if a specified amount of investors in such Underlying Fund vote in favor of the proposal, the Adviser may decline to vote in favor of the proposal.

IV.	CONFLICTS OF INTEREST

The Coordinator will seek to identify any conflicts that may exist between the interests of the Adviser and its Clients.

If a potential material conflict is identified, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected Clients (or the limited partners, members and investors of the Private Funds and the Registered Funds (“Investors”)) and except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients (and/or Investors) the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA Client the opportunity to vote the proxies themselves. Absent the Client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III - Voting Guidelines, above.

V.	DISCLOSURE

The Company will disclose in its Form ADV Part 2A that Clients may obtain a copy of this policy and information about how the Adviser voted Client proxies (and on an accommodation basis, Investors may also request information concerning specifically how proxies were voted on behalf of the vehicle in which they invest) by contacting the General Counsel via e-mail or telephone. If a Client or (on an accommodation basis, an Investor) requests this information, the Coordinator will prepare a written response to the Client (or Investor) that lists, with respect to each voted proxy that the Client or Investor has inquired about: (1) the name of the issuer or Underlying Fund along with the Underlying Fund manager, and (2) the proposal voted upon.

A concise summary of these proxy voting policies and procedures will be included in the Adviser’s Form ADV Part 2A, and will be updated whenever these policies and procedures are updated.

VI.	RECORD KEEPING

The Coordinator will maintain files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of these proxy voting policies and procedures, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives.

C. A record of how the Adviser voted.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies (including where the Adviser has determined not to vote), or that memorializes that decision.

E. A copy of each written Client or Investor request for information on how the Adviser voted, and a copy of any written response to any (written or oral) Client or Investor request for information on how the Adviser voted their proxies.

F. A copy of each letter evidencing a Client’s waiver or relinquishment of voting rights.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Information Regarding the Individuals Responsible for Portfolio Management

The day-to-day management of the Fund’s and the Master Fund’s portfolio is the responsibility of the Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Darren Wolf.

Members of the Investment Committee

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also Chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Darren Wolf. Mr. Wolf is the Director of Research of Arden and a member of Arden’s Investment Committee. In addition to serving on the Investment Committee, Mr. Wolf is responsible for managing the day-to-day research activities of the firm. Previously, Mr. Wolf was on the Investment Committee and the Head of Research at Robeco-Sage Investment Management, where he joined as a member of the investment team in 2001. Mr. Wolf is a graduate of Yeshiva University’s Sy Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf is a CFA Charterholder and a member of the New York Society of Security Analysts (NYSSA).

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2015.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Averell H. Mortimer	6	$1,132,719,907	25	$912,818,065	17	$3,866,661,800
Henry P. Davis	6	$1,132,719,907	25	$912,818,065	17	$3,866,661,800
Ian McDonald	6	$1,132,719,907	25	$912,818,065	17	$3,866,661,800
Darren Wolf	6	$1,132,719,907	25	$912,818,065	17	$3,866,661,800

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Averell H. Mortimer	0	$0	13	$722,930,582	11	$2,217,169,720
Henry P. Davis	0	$0	13	$722,930,582	11	$2,217,169,720
Ian McDonald	0	$0	13	$722,930,582	11	$2,217,169,720
Darren Wolf	0	$0	13	$722,930,582	11	$2,217,169,720

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

Compensation Program

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser’s portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser’s portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (See “Conflicts of Interest.”)

Fund Ownership

The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2015.

Portfolio Manager	Dollar Range
Averell H. Mortimer	None
Henry P. Davis	None
Ian McDonald	None
Darren Wolf	None

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 8, 2015

By (Signature and Title)*	/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

Date: June 8, 2015

*	Print the name and title of each signing officer under his or her signature.